                                                                  Exhibit (a)(3)


                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                          CAPSTEAD MORTGAGE CORPORATION

            OFFER TO PURCHASE FOR CASH UP TO 5,000,000 SHARES OF ITS
                     COMMON STOCK, PAR VALUE $0.01 PER SHARE
                     AT A PURCHASE PRICE OF $12.75 PER SHARE

         As set forth in Section 4 of the Offer to Purchase, dated February 16, 2001, (the "Offer to Purchase"), this Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the offer by Capstead to purchase the shares (the "Offer") if:

                  i. certificates representing shares of Common Stock, par value $0.01 per share, of Capstead, a Maryland corporation, are not immediately available or cannot be delivered to Wells Fargo Shareowner Services (the "Depositary"); or

                  ii the procedure for book-entry transfer cannot be completed on a timely basis; or

                  iii. time will not permit all of the required documents to reach the Depositary before 12:00 Midnight, New York City time, on Friday, March 16, 2001.

         This form, or a facsimile of it, signed and properly completed, may be delivered by hand or transmitted by facsimile transmission or mailed to the Depositary so that it is received by the Depositary before the Expiration Date as defined in Section 1 of the Offer to Purchase. See Section 4 of the Offer to Purchase.

         THE METHOD OF DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

                        THE DEPOSITARY FOR THE OFFER IS:

                         WELLS FARGO SHAREOWNER SERVICES

By Mail:                                   By Facsimile Transmission
Wells Fargo Shareowner Services            (eligible guarantor institutions only):
Reorganization Department                  (651) 450-4163
P. O. Box 64858                            Confirm by Telephone:  (651) 450-4110
St. Paul, MN 55164-0858

By Hand-Delivery in New York:              By Overnight Delivery or Express Mail:
The Depository Trust Company               Wells Fargo Shareowner Services
Transfer Agent Drop                        Reorganization Department
55 Water Street, 1st Floor                 161 North Concord Exchange
New York, NY 10041                         South St. Paul, MN 55075


         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO

CAPSTEAD, THE DEALER MANAGER OR THE INFORMATION AGENT (EACH AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY (AS DEFINED IN THE OFFER TO PURCHASE) WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "eligible institution" (as defined in Section 4 of the Offer to Purchase) under the instructions thereto, such signature must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

         The undersigned hereby tenders the below described shares to Capstead at a purchase price of $12.75 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, and the related Letter of Transmittal, which, as may be amended and supplemented from time to time, together constitute the "Offer," receipt of which is hereby acknowledged.


                         DESCRIPTION OF SHARES TENDERED
                  (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
-------------------------------------------------------------------------------

  CERTIFICATE NUMBER(S)*                TOTAL NUMBER OF SHARES           NUMBER OF SHARES
                                           REPRESENTED BY                    TENDERED**
                                            CERTIFICATES

     Total shares tendered:


Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration. ***See Instruction 8 of the Letter of Transmittal.

1st:         2nd:        3rd:        4th:        5th:        6th:
    ------       ------      ------      ------      ------      ------


* If available. DOES NOT need to be completed by stockholders tendering shares by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all shares evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4 of the Letter of Transmittal.

*** If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.

                                    ODD LOTS
                  (SEE INSTRUCTION 7 OF LETTER OF TRANSMITTAL)

         To be completed ONLY if shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 shares.

         As of the close of business on February 15, 2001, the undersigned either (check one):

[ ] was the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering, for the beneficial owner(s) thereof, shares with respect to which it is the record holder; and (b) believes, based upon representations made to it by each such beneficial owner, that each such person was the beneficial owner of an aggregate of fewer than 100 shares, and is tendering all of such shares.

         If shares of Common Stock will be delivered by book-entry transfer, provided the following information:

         Account Number:


         --------------------------------

         Date:                     , 2001
              ---------------------

                                           Signature(s):


                                           ------------------------------------
                                           Name(s) of
                                           Stockholder(s) of Record:


                                           ------------------------------------


                                           ------------------------------------
                                                Please Type or Print

                                           Address:


                                           ------------------------------------


                                           ------------------------------------
                                                                   Zip Code

                                           Telephone No. (including
                                           area code):
                                                      -------------------------


                                           E-mail address:
                                                           --------------------

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
                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         THE UNDERSIGNED, A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE GUARANTOR INSTITUTION," GUARANTEES THE DELIVERY TO THE DEPOSITARY OF THE SHARES TENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES TENDERED HEREBY HAVE BEEN DELIVERED UNDER THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE OFFER TO PURCHASE INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY, TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED FACSIMILE THEREOF AND ANY OTHER REQUIRED DOCUMENTS, ALL WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS OF THE DATE HEREOF.


                                        Name of Firm:

                                        ---------------------------------------

                                        Address:


                                        ---------------------------------------

                                        ---------------------------------------
                                                                      Zip Code

                                        Telephone No. (Including area code):


                                        ---------------------------------------

                                        Authorized Signature:

                                        ---------------------------------------

                                        Name:

                                        ---------------------------------------
                                                    Please Print
                                        Title:

                                        ---------------------------------------

                                        Date:
                                                                         , 2001
                                              ---------------------------

NOTE: DO NOT SEND SHARES CERTIFICATES WITH THIS FORM. CERTIFICATES FOR SHARES OF COMMON STOCK SHOULD BE SENT WITH THE LETTER OF TRANSMITTAL.


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